UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2025

CALERES, INC.

(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value of $0.01 per share	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2025, the Board of Directors amended Article II, Section 1 of the Company’s Bylaws to decrease the number of directors from twelve to eleven, effective May 22, 2025. The Bylaws, as amended and effective May 22, 2025, are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 22, 2025, three proposals described in the Notice of Annual Meeting of Shareholders dated April 10, 2025, were voted upon:

1.

The shareholders elected 11 directors, Lisa A. Flavin, Brenda C. Freeman, Kyle F. Gendreau, Lori H. Greeley, Mahendra R. Gupta, Ward M. Klein, Steven W. Korn, Molly Langenstein, Wenda Harris Millard, John W. Schmidt and Bruce K. Thorn, each for a term of one year. The voting for each director was as follows:

Directors	For	Withheld	Broker Non-Votes
Lisa A. Flavin	25,035,848	259,063	3,850,065
Brenda C. Freeman	24,843,013	451,898	3,850,065
Kyle F. Gendreau	24,931,716	363,195	3,850,065
Lori H. Greeley	24,844,737	450,174	3,850,065
Mahendra R. Gupta	24,442,918	851,993	3,850,065
Ward M. Klein	24,500,256	794,655	3,850,065
Steven W. Korn	24,192,502	1,102,409	3,850,065
Molly Langenstein	24,928,619	366,292	3,850,065
Wenda Harris Millard	24,706,756	588,155	3,850,065
John W. Schmidt	25,076,297	218,614	3,850,065
Bruce K. Thorn	24,844,112	450,799	3,850,065

2.	The shareholders ratified the appointment of our independent registered public accountants, Ernst & Young LLP. The voting was as follows:

For	Against	Abstaining
28,200,124	804,408	140,444

3.	The shareholders approved the advisory resolution regarding executive compensation (“say on pay”). The voting was as follows:

For	Against	Abstaining	Broker Non-Votes
22,532,100	2,463,929	298,882	3,850,065

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number		Description
3.1		Bylaws, effective May 22, 2025
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: May 23, 2025	/s/ Thomas C. Burke
Thomas C. Burke
Senior Vice President, General Counsel and Secretary